                                                                      Exhibit 32


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act") and Rule 13a-14(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the undersigned, Paul A. Bragg, President and Chief Executive Officer of Pride International, Inc., a Delaware corporation (the "Company"), and Louis A. Raspino, Executive Vice President and Chief Financial Officer of the Company, each hereby certify that, to his knowledge:

                  (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Paul A. Bragg
                                           -------------------------------------
                                                    Paul A. Bragg
Dated:  November 2, 2004                  President and Chief Executive Officer


                                              /s/ Louis A. Raspino
                                           -------------------------------------
                                                   Louis A. Raspino
                                             Executive Vice President and
                                                 Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and Rule 13a-14(b) promulgated under the Exchange Act and is not being filed as part of the Report or as a separate disclosure document.